UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2015

PAREXEL International Corporation
(Exact name of registrant as specified in charter)

Massachusetts	0-21244	04-2776269
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

195 West Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 487-9900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This 8-K contains "forward-looking" statements regarding future results and events, including, without limitation, statements regarding expected financial results.   For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements.  Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "intends," "appears," "estimates," "projects," "will," "would," "could," "should,"  "targets," and similar expressions are also intended to identify forward-looking statements.  The forward-looking statements in this 8-K involve a number of risks and uncertainties.  The actual future results of PAREXEL International Corporation (“PAREXEL” or the “Company”) may differ materially from the results discussed in the forward-looking statements contained in this 8-K.  Important factors that might cause such a difference include, but are not limited to, risks associated with: actual operating performance; actual expense savings and other operating improvements resulting from restructurings; the loss, modification, or delay of contracts which would, among other things, adversely impact the Company's recognition of revenue included in backlog; the Company's dependence on certain industries and clients; the Company's ability to win new business, manage growth and costs, and attract and retain employees; the Company's ability to complete additional acquisitions, and to integrate newly acquired businesses including the recent acquisition of ClinIntel Limited, or enter into new lines of business; the impact on the Company's business of government regulation of the drug,  medical device and biotechnology industry; consolidation within the pharmaceutical industry and competition within the biopharmaceutical services industry; the potential for significant liability to clients and third parties; the potential adverse impact of health care reform; and the effects of foreign currency exchange rate fluctuations and other international economic, political, and other risks.   Such factors and others are discussed more fully in the section entitled "Risk Factors" of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on November 3, 2014, which "Risk Factors" discussion is incorporated by reference in this 8-K.  The Company specifically disclaims any obligation to update these forward-looking statements in the future.  These forward-looking statements should not be relied upon as representing the Company's estimates or views as of any date subsequent to the date of this 8-K.

Item 2.02. Results of Operations and Financial Condition.
Although PAREXEL has not finalized its full financial results for the fiscal quarter ended December 31, 2014, the Company will announce during the J.P. Morgan Healthcare Conference, which begins on January 12, 2015, that it expects to report a net book-to-bill ratio in excess of 1.4 for the December 2014 quarter (net book-to-bill is defined as gross new business wins, less cancellations, divided by the quarter’s consolidated service revenue).
The information contained in this Item 2.02 of Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2014 and its results of operations for the three months ended December 31, 2014. The Company is in the process of finalizing and consolidating its financial results for the fiscal quarter ended December 31, 2014, which could result in changes to the information set forth above. The Company anticipates making a public announcement of its results of operations for the fiscal quarter ended December 31, 2014 on January 28, 2015.
The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015	PAREXEL International Corporation
By:	/s/ Ingo Bank
Ingo Bank SVP and CFO